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               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549


                            FORM 8-K
                         CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(D)
             OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported) -- February 17, 1995
     (Exact name of registrant as specified in its charter)




                   MARTIN MARIETTA CORPORATION


      Maryland            1-11810                  52-1801551
(State or other          (Commission            (IRS Employer
jurisdiction of          File Number)          Identification No.)
incorporation)



6801 Rockledge Drive         Bethesda, Maryland       20817
(Address of principal executive offices)            (Zip Code)





                         (301) 897-6000
      (Registrant's telephone number, including area code)



                         Not Applicable
     (Former name or address, if changed since last report)


The exhibit index as required by item 601(a) of Regulation S-K is included on page 3 of this report. This report includes 4 pages.











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Item 5.  Other Events

     Martin Marietta Corporation (the "Registrant") is filing voluntarily (as Exhibit 99(a) hereof) an "Analysis of Financial Condition and Operating Results" prepared by Registrant's management with respect to Registrant's fiscal year ended December 31, 1994 and this material is incorporated by reference herein. The Registrant is also filing voluntarily (as Exhibit 99(b) hereof) its Audited Consolidated Financial Statements as of December 31, 1994 and 1993 and for the three years in the period ended December 31, 1994, and certain other related information (as Exhibits 99(c) and 99(d) hereof) and these materials are incorporated by reference herein.

     The purpose of these voluntary filings is to make this information available to the stockholders of the Registrant and to the stockholders of Lockheed Corporation ("Lockheed") and to cause such information to be incorporated by reference within the Joint Proxy Statement Prospectus relating to certain special meetings of the Registrant and Lockheed which meetings were called to enable such stockholders to, among other things, consider and vote upon the proposed combination of the businesses of Lockheed and the Registrant all as more fully described in the Joint Proxy Statement Prospectus. The Joint Proxy Statement Prospectus is contained within the Form S-4 Registration Statement (No. 33-57645) of Lockheed Martin Corporation filed with the Securities and Exchange Commission on February 9, 1995.

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Item 7.  Financial Statements and Exhibits

     A.  Financial Statements and Related Information

     Analysis of Financial Condition and Operating Results (EX-99.a)

     Audited Consolidated Financial Statements (EX-99.b)
          Report of Independent Auditors
          Consolidated Statement of Earnings
          Consolidated Balance Sheet
          Consolidated Statement of Cash Flows
          Consolidated Statement of Shareowners' Equity
          Notes to Consolidated Financial Statements

     Quarterly Performance (Unaudited)(EX-99.c)

     Five Year Summary (EX-99.d)

     B.  Exhibits

     EX-23     Consent of Independent Auditors

     EX-27     Financial Data Schedule

     EX-99.a   Analysis of Financial Condition and Operating Results

     EX-99.b   Audited Consolidated Financial Statements
               Report of Independent Auditors
               Consolidated Statement of Earnings
               Consolidated Balance Sheet
               Consolidated Statement of Cash Flows
               Consolidated Statement of Shareowners' Equity
               Notes to Consolidated Financial Statements

     EX-99.c   Quarterly Performance (Unaudited)

     EX-99.d   Five Year Summary



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                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         MARTIN MARIETTA CORPORATION


                         /s/  Marcus C. Bennett
                         Marcus C. Bennett
                         Chief Financial Officer

17 February 1995





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